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                                                                   Exhibit 99(a)



                               AVISTA CORPORATION

                                 ---------------

                       CERTIFICATION OF CORPORATE OFFICERS
 (Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the
                           Sarbanes-Oxley Act of 2002)

                                 --------------



        Each of the undersigned, Gary G. Ely, Chairman of the Board, President and Chief Executive Officer of Avista Corporation (the "Company"), and Jon E. Eliassen, Senior Vice President and Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended, and that the information contained therein fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 12, 2002



                                          /s/ Gary G. Ely
                                -------------------------------------
                                            Gary G. Ely
                                Chairman of the Board, President and
                                       Chief Executive Officer



                                         /s/ Jon E. Eliassen
                                ---------------------------------------
                                            Jon E. Eliassen
                                       Senior Vice President and
                                         Chief Financial officer